Member FDIC

Exhibit 99.2

SouthernFirst

FIRST QUARTER RESULTS 2023

April 25, 2023

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

CORPORATE PROFILE



Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Summerville
Charleston
Atlanta
GEORGIA

Southern First Markets:

Greenville, SC	2000
Columbia, SC	2007
Charleston, SC	2012
Raleigh, NC	2016
Atlanta, GA	2017
Summerville, SC	2018
Greensboro, NC	2018
Charlotte, NC	2021

HIGHLIGHTS

- Net income was $2.7 million and diluted earnings per common share were $0.33 for Q1 2023
- Total deposits increased 27% to $3.4 billion at Q1 2023, compared to $2.7 billion at Q1 2022
  - Total deposits increased $292.9 million in Q1 2023 - retail deposits accounted for $198.3 million of the increase
- Total loans increased 28% to $3.4 billion at Q1 2023, compared to $2.7 billion at Q1 2022
  - Total loans increased $144.6 million in Q1 2023 - $79.6 million in commercial, $65.0 million in consumer
- Book value per common share increased to $37.16 at Q1 2023, or 6%, over Q1 2022
- Record number of new account openings during Q1 2023

LOANS & DEPOSITS



Total Loans
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
Millions
$2.66 B
$2.85 B
$3.03 B
$3.27 B
$3.42 B
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023



Total Deposits
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
Millions
$2.71 B
$2.87 B
$3.00 B
$3.13 B
$3.43 B
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

*Total loans excludes mortgage loans held for sale.

LOAN COMPOSITION

Q1 2022


Construction
3%
Other
1%
Home equity
6%
Owner occupied RE
20%
Real estate
28%
Total Loans
$2.66 Billion
Non-owner occupied RE
26%
Business
13%
Construction
3%
Commercial, 62%
Consumer, 38%

Q1 2023


Construction
2%
Other
1%
Home equity
6%
Owner occupied RE
18%
Real estate
29%
Total Loans
$3.42 Billion
Non-owner occupied RE
27%
Business
14%
Construction
3%
Commercial, 62%
Consumer, 38%

*Total loans excludes mortgage loans held for sale.

DEPOSIT COMPOSITION


Q1 2022
Total Deposits
$2.71 Billion
Money Market, 46%
Checking, 44%
Retail CDs, 6%
Wholesale CDs, 3%
Savings, 1%
Q1 2023
Total Deposits
$3.43 Billion
Money Market, 51%
Checking, 30%
Retail CDs, 8%
Wholesale CDs, 10%
Savings, 1%

NEW ACCOUNT OPENINGS



2,500
2,000
1,500
1,000
500
0
1,502
1,622
1,892
1,553
2,252
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

YIELD/COST TRENDS



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Percentage
3.71
3.30
0.15
4.53
2.38
2.18
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Loan Yield
Deposit Costs
Net Interest Margin

TANGIBLE BOOK VALUE PER SHARE



6.5% increase Q1 2022 – Q1 2023
$34.90
$35.39
$35.99
$36.76
$37.16
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

ASSET QUALITY

Loans 30 days or more past due/loans*


0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.13%
0.10%
0.07%
0.11%
0.11%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

Net charge-offs (recoveries)/average loans* (YTD Annualized)


0.04%
0.02%
0.00%
-0.02%
-0.04%
-0.06%
-0.08%
0.00%
0.02%
-0.06%
-0.05%
0.01%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

Classified assets/tier one capital plus allowance for loan losses


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.83%
7.29%
5.24%
4.71%
5.10%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

Nonperforming assets/total assets


0.20%
0.15%
0.10%
0.05%
0.00%
0.15%
0.09%
0.08%
0.07%
0.12%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

*Excludes mortgage loans held for sale.

CAPITAL RATIOS

Holding Company Capital Ratios: (1)	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Total risk-based capital ratio	**12.67%**	12.91%	13.58%	13.97%	14.37%
Tier 1 risk-based capital ratio	**10.66%**	10.88%	11.49%	11.83%	12.18%
Leverage ratio	**8.77%**	9.17%	9.44%	9.71%	10.12%
Common equity tier 1 ratio (2)	**10.23%**	10.44%	11.02%	11.33%	11.65%
Tangible common equity (3)	**7.60%**	7.98%	8.37%	8.60%	9.06%

(1) March 31, 2023 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FUTURE FOCUS

- Consistently reviewing liability and spectrum of deposit/wholesale pricing
- Ongoing conversations with top performers in existing markets in preparation for a more normalized environment
- Staying consistent to our philosophy of relationship banking and organic growth

Member FDIC

SouthernFirst